UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011 (July 14, 2011)

BLUE WOLF MONGOLIA HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-35234	66-0762833
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Two Sound View Drive
Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 622-4903

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2011, Blue Wolf Mongolia Holdings Corp. (the “Company”) announced that, on July 14, 2011, it had priced its initial public offering (the “IPO”) of 7,000,000 units (the “IPO Units”), each unit (a “Unit”) consisting of one ordinary share, no par value per share (the “Ordinary Shares”), and a warrant (a “Warrant”) to purchase one Ordinary Share, pursuant to the registration statement on Form S-1 (File No. 333- 173419) (the “Registration Statement”).  A copy of the Company’s press release is attached as Exhibit 99.1 hereto.  In connection with the IPO, the Company entered into various written agreements, including the following: (i) underwriting agreement, (ii) investment management trust agreement, (iii) registration rights agreement, (iv) warrant agreement and (v) a letter agreement with Blue Wolf MHC Ltd., an exempted company incorporated in the Cayman Islands with limited liability controlled by the officers of the Company (the “Sponsor”), the Company and the officers and directors of the Company.  In addition, on July 14, 2011, the Company filed, with the BVI Registrar of Corporate Affairs, an Amended and Restated Memorandum and Articles of Association (“Memorandum and Articles of Association”).  The purpose of this Current Report on Form 8-K is to file such agreements and documents as executed (or filed) in connection with the IPO.

Underwriting Agreement

On July 14, 2011, the Company entered into an underwriting agreement (the “Underwriting Agreement”) relating to the sale of the IPO Units.  A copy of the Underwriting Agreement entered into by and between the Company and Deutsche Bank Securities Inc. (“Deutsche Bank”), as representative of the underwriters (collectively, the “Underwriters”), is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

A portion of the proceeds of the IPO and the Private Placement (as defined below) were placed into the Trust Account (as defined below) and shall be released upon the earlier of the consummation of a business combination (the “Business Combination”), the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Combination by April 20, 2013, or the Company’s liquidation (if no redemption occurs), as described in the Registration Statement and the Memorandum and Articles of Association.  The Underwriting Agreement provided for an underwriters’ discount in an amount equal to 5.5% of the gross proceeds of the IPO.  The Underwriters agreed that a portion of the underwriters’ discount (3.0% or $2,100,000, or $2,415,000 upon exercise of the underwriters’ over-allotment option in full) would be deposited into the Trust Account and payable to the Underwriters as a deferred underwriting discounts and commissions upon the consummation of the Business Combination.  The Company also granted the Underwriters a 45-day option to purchase up to an additional 1,050,000 Units from the Company on the same terms and at the same price as the 7,000,000 Units to cover over-allotments, if any.

Pursuant to the terms of the Underwriting Agreement, the sale of the IPO Units was completed on July 20, 2011 at a purchase price of $9.45 (the offering price to the public of $10.00 per Unit minus the underwriters’ discount of $0.25 per Unit and deferred underwriting discounts and commissions of $0.30 per Unit). On July 19, 2011, the Underwriters exercised their option to purchase up to an additional 1,050,000 Units from the Company, resulting in gross proceeds from the IPO of $80,500,000.

The Underwriting Agreement includes certain customary representations, warranties and covenants by the Company.  It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

 Investment Management Trust Agreement

On July 14, 2011, the Company entered into an investment management trust agreement (the “Investment Management Trust Agreement”) with Continental Stock Transfer & Trust Company (“CST”) as trustee.  A copy of the Investment Management Trust Agreement is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Pursuant to the Investment Management Trust Agreement, a portion of the proceeds from the IPO and the Private Placement was deposited into a U.S. trust account (the “Trust Account”) and maintained by CST as trustee.  Of this amount, $2,415,000 (reflecting the exercise of the underwriters’ over-allotment option in full) represents the deferred underwriting discounts and commissions, which amount shall be payable to the representative of the Underwriters upon the consummation of a Business Combination.  The funds in the Trust Account will not be released until the earlier of the consummation of a Business Combination, the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Combination by April 20, 2013 or the Company’s liquidation (if no redemption occurs) as described in the Registration Statement and the Memorandum and Articles of Association; provided, however, the Company shall be permitted to draw amounts from the interest earned on the amount in the Trust Account to pay taxes and for working capital requirements and funds necessary to purchase up to 15% of the shares sold in connection with the Company’s IPO, as more fully described in the Registration Statement.  The proceeds held in the Trust Account may be invested by the trustee only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act and that invest solely in U.S. Treasuries.

Holders of the Ordinary shares underlying the Units (the “IPO Shares”) shall be entitled to receive funds from the Trust Account (including interest earned on the holder’s pro rata portion of the Trust Account) in the event the Company either redeems the IPO Shares or liquidates.  If the Company conducts the redemption pursuant to the tender offer rules, the redemption price payable per IPO Share shall be equal to the amount held in the Trust Account as of two business days prior to the commencement of the tender offer including interest but net of taxes payable, divided by the total number of IPO Shares.

If the Company conducts the redemption in conjunction with a stockholder vote, the Company will offer to redeem the IPO Shares at a redemption price equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the closing of the Business Combination, including any amounts representing interest earned on the Trust Account, less taxes and amounts released to the Company for working capital purposes, in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act.  The Company shall distribute to holders of IPO Shares no less than $9.97 per share (reflecting the exercise of the underwriters’ over-allotment option in full).  In the event a Business Combination is consummated, all sums remaining in the Trust Account shall be released to the Company and there will be no restriction on the Company’s use of such funds.

Registration Rights Agreement

On July 14, 2011, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Sponsor.  A copy of the Registration Rights Agreement is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Pursuant to the Registration Rights Agreement, the holders of 25% in interest of the Ordinary Shares owned by the Sponsor prior to the IPO (the “Insider Shares”), or the Placement Warrants, shall be entitled to require the Company, on three occasions at any time after the date on which the Insider Shares or Placement Warrants, respectively, are released from lockup, to register the Insider Shares and Placement Warrants.  In addition, the Sponsor has “piggyback” registration rights with respect to the Insider Shares and Placement Warrants commencing on the date on which the Insider Shares and Placement Warrants, respectively, are released from lockup.

Warrant Agreement

On July 14, 2011, the Company entered into a warrant agreement (the “Warrant Agreement”) with CST pursuant to which CST shall act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants underlying the IPO Units (the “Public Warrants”) and the Placement Warrants (together with the Public Warrants, the “Company Warrants”).  A copy of the Warrant Agreement is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

The Warrant Agreement provides for, among other things, the form and provisions of the Company Warrants and the manner in which the Company Warrants may be exercised.  The Warrant Agreement also contains certain transfer restrictions and anti-dilution provisions and the manner in which the Company Warrants may be redeemed.

Letter Agreement

On July 14, 2011, the Company entered into a letter agreement (the “Letter Agreement”) with the Sponsor, and each of the officers and directors of the Company.  A copy of the Letter Agreement is attached as Exhibit 10.3 hereto and is incorporated by reference herein.

The Letter Agreement provides that to the extent that the Underwriters do not exercise their over-allotment option to purchase an additional 1,050,000 Units, the Sponsor has agreed that it shall return to the Company for cancellation, at no cost, the number of Insider Shares determined by multiplying 262,500 by a fraction, (i) the numerator of which is 1,050,000 Ordinary Shares minus the number of Ordinary Shares purchased by the Underwriters upon the exercise of their over-allotment option, and (ii) the denominator of which is 1,050,000. Due to the exercise of the underwriters’ over-allotment option in full, the Sponsor will not be required to return the foregoing Insider Shares to the Company.

Lee Kraus, our Chairman and CEO, and Nicolas Edwards, our CFO and President have agreed, pursuant to the Letter Agreement, to be jointly and severally liable to the Company if and to the extent any claim by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.00 per share (or $9.97, if the underwriters’ over-allotment option is exercised in full) except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the Underwriters against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Messrs. Kraus and Edwards will not be responsible to the extent of any liability for such third party claims.

The Sponsor, the officers and directors of the Company and the Company have agreed they will not propose any amendment to the Memorandum and Articles of Association that would affect the substance or timing of the Company's obligation, as described in Regulation 44 of the Memorandum and Articles of Association, to redeem the IPO Shares.

Also pursuant to the Letter Agreement, the Sponsor and the officers and directors agreed, until: (i) one year after the completion of the Business Combination or (ii) the Company consummates a subsequent liquidation, merger, share exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their Ordinary Shares for cash, securities or other property not to, except under certain limited circumstances (the “Share Lockup Period”), (A) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, with respect to their Ordinary Shares, (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of their respective Ordinary Shares, whether any such transaction is to be settled by delivery of the Ordinary Shares or such other securities, in cash or otherwise, or (C) publicly announce any intention to effect any transaction specified in clause (A) or (B); provided, however, if the Company’s share price reaches or exceeds $11.50 for any 20 trading days within any 30-trading day period during the Share Lockup Period, 50% of such shares will be released from the lock-up and, if the Company’s share price reaches or exceeds $15.00 for any 20 trading days within any 30-trading day period during the Share Lockup Period, the remaining 50% of their respective shares shall be released from the lock-up (as the same may be adjusted for share splits, share dividends, reorganizations, recapitalizations and the like).

During the Share Lockup Period, holders of such shares shall retain all other rights as stockholders, including, without limitation, the right to vote their respective Ordinary Shares.  During the Share Lockup Period, all dividends payable in cash with respect to such securities shall be paid to the Sponsor or officers and directors, but all dividends payable in Ordinary Shares or other non-cash property become subject to the applicable lockup period and early release as described above.

The Sponsor and each of the officers and directors, in their individual capacities (excluding affiliates) agreed to waive, with respect to any Ordinary Shares held by him, her or it, any redemption rights he, she or it may have in connection with the consummation of a Business Combination, including, without limitation, any such rights available in the context of a stockholder vote to approve such Business Combination or in the context of a tender offer made by the Company to purchase Ordinary Shares.  The Sponsor and the officers and directors shall be entitled to redemption and liquidation rights with respect to any Ordinary Shares (other than the Insider Shares and the Ordinary Shares underlying the Placement Warrants) the Sponsor or officers and directors hold if the Company fails to consummate a Business Combination within the allotted time period.

Item 3.02. Unregistered Sales of Equity Securities.

Incorporated by reference to the discussion in Item 1.01 above.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 14, 2011, the Company filed with the BVI Registrar of Corporate Affairs its Amended and Restated Memorandum and Articles of Association, a copy of which is attached hereto as Exhibit 3.1. A description of the Amended and Restated Memorandum and Articles of Association may be found in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated July 14, 2011, by and between Blue Wolf Mongolia Holdings Corp. and Deutsche Bank Securities Inc. as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated July 14, 2011, by and between Blue Wolf Mongolia Holdings Corp. and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated July 14, 2011, by and between Blue Wolf Mongolia Holdings Corp. and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated July 14, 2011, by and among Blue Wolf Mongolia Holdings Corp. and Blue Wolf MHC Ltd.

10.3	Letter Agreement, dated as of July 14, 2011, among Blue Wolf Mongolia Holdings Corp., Blue Wolf MHC Ltd., and each of the directors and officers of Blue Wolf Mongolia Holdings Corp.

99.1	Press Release, dated July 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2011	BLUE WOLF MONGOLIA HOLDINGS CORP.

	By:	/s/ Nicholas Edwards
Name: Nicholas Edwards
Title: President and Chief Financial Officer